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                                                                       Exhibit 9
                                                                       ---------


                         INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of the
     LEADER Mutual Funds:


We consent to use of our report dated October 22, 2001 for the LEADER Mutual Funds incorporated by reference herein, and to the reference to our firm under the heading "Independent Accountants" in the Statements of Additional Information included herein.




KPMG LLP
Columbus, Ohio
March 15, 2002